Federated Municipal High Yield Advantage Fund

(A Portfolio of Federated Municipal Securities Income Trust)

Class A Shares
Class B Shares
Class C Shares
Class F Shares
SUPPLEMENT TO PROSPECTUS OCTOBER 31, 2008.

1.  Under the section entitled “Account and Share Information,” please delete the sub-section entitled “Frequent Trading Policies” in its entirety and replace with the following:

FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity.  The Fund monitors trades into and out of the Fund within a period of 30 days or less.  The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days.  The size of Share transactions subject to monitoring varies.  Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares.  If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares.  Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.  No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

2.  Under the section entitled “Who Manages the Fund?,” please delete the sub-section entitled “Portfolio Management Information” in its entirety and replace with the following:

Mary Jo Ochson is the lead Portfolio Manager responsible for managing the Fund. Lee R. Cunningham II is a Portfolio Manager responsible for managing the Fund.

Mary Jo Ochson

Mary Jo Ochson has been the Fund’s Portfolio Manager since the Fund’s inception on August 7, 2006 and continuing after the reorganization of the Federated Municipal High Yield Advantage, Inc. (the “Predecessor Fund”) into the Fund as of the close of business on November 10, 2006. Prior to the date of the reorganization, the Fund did not have any investment operations. Prior to the reorganization, Ms. Ochson also was the portfolio manager of the Predecessor Fund since May 1996. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Lee R. Cunningham II

Lee R. Cunningham II has been a Portfolio Manager of the Fund since April 2009. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund’s Adviser in January 1998 and became a Vice President of the Fund’s Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

April 22, 2009

Federated Securities Corp., Distributor
Cusip             319923864
Cusip             319923856
Cusip             319923849
Cusip             319923831

40316 (4/09)

Federated Municipal High Yield Advantage Fund

(A Portfolio of Federated Municipal Securities Income Trust)

Class A Shares
Class B Shares
Class C Shares
Class F Shares
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION OCTOBER 31, 2008.

1.  Under the section entitled, “Who Manages and Provides Services to the Fund?,” please add the following to the end of the sub-section entitled “Portfolio Manager Information.”

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of February 28, 2009.

                  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Lee Cunningham II	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	4 Funds/$479.861 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Lee Cunningham II is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on rolling 1, 3, and 5 calendar year pre-tax gross income return and, to a lesser extent, pre-tax gross total return versus the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.  In this regard, any account for which the total return target is not met with respect to a 5 year period will receive a score of zero for that period.  Additionally, a portion of Mr. Cunningham’s IPP score is based on the performance for which he provides research and analytic support.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

April 22, 2009

Cusip             319923864
Cusip             319923856
Cusip             319923849
Cusip             319923831

40317 (4/09)